DELAWARE GROUP® INCOME FUNDS

Delaware High-Yield Opportunities Fund

Supplement to the Fund's Prospectuses
dated November 28, 2008

Effective as of the close of business on April 17, 2009, Delaware Delchester® Fund was reorganized into Delaware High-Yield Opportunities Fund.

Please keep this Supplement for future reference.

This Supplement is dated April 28, 2009.